Exhibit 3.43

[SEAL]	DEAN HELLER Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684 5708	Certificate of Limited Partnership (PURSUANT TO NRS 88)	Office Use Only: FILED # LP 2024 - 2002 OCT 24 2002 IN THE OFFICE OF
Important: Read attached instructions before completing form.			DEAN HELLER, SECRETARY OF STATE

1.	Name of Limited Partnership: (must contain the words Limited Partnership)	KIMBALL HILL HEATHERS/CAPAROLA LIMITED PARTNERSHIP

2.	Street Address of Records Office in Nevada	8 SUNSET WAY, SUITE 101 Street Address		HENDERSON City	, NEVADA		89014 Zip Code

3.	Resident Agent Name and Street Address: (must be a Nevada address where process may be served)	The Corporation Trust Company of Nevada Name
		6100 Neil Road, Suite 500,		Reno	, NEVADA		89511
		Street Address		City			Zip Code

4.	Dissolution Date:	Latest date upon which the Limited Partnership is to dissolve: OCTOBER 25, 2022

5.	Other Matters:	Any other matters the general partners desire to include in this certificate may be noted on separate pages and incorporated by reference herein as a part of this certificate:

Number of pages attached: 0

6.	Name, Business Address and Signatures of Each General Partner (attach additional pages as necessary)

It is hereby declared that I am (we are) the person(s) who executed this Certificate of Limited Partnership, which execution constitutes an affirmation under the penalties of perjury that the facts stated herein are true.

		KIMBALL HILL HOMES NEVADA, INC. GEN.;		/s/ David K. Hill
		Name PARTNER,		David K. Hill, CEO and Chairman of the Board
		C/O 5999 NEW WILKE ROAD, SUITE 504		ROLLING MEADOWS	,	ILLINOIS	60008
		Address		City		State	Zip Code

		Name		Signature
,
		Address		City		State	Zip Code

		Name		Signature
,
		Address		City		State	Zip Code

		Name		Signature
,
		Address		City		State	Zip Code

7.	Certificate of Acceptance of Appointment of Resident Agent:	The Corporation Trust Company of Nevada		hereby accept appointment as Resident Agent for the above named limited partnership.
The Corporation Trust Company of Nevada
		By:	/s/ James M. Halpin	James M. Halpin		10/24/02
		Authorized Signature of R.A. or On Behalf of R.A. Company		Assistant Secretary		Date

This form must be accompanied by appropriate fees. See attached fee schedule.